Exhibit 99.1

CenterPoint Energy announces executive leadership team for

combined company following close of pending Vectren merger

Leadership team will advance the company’s vision to lead the nation in delivering energy, service and value

Houston – Dec. 3, 2018 – CenterPoint Energy, Inc. (NYSE: CNP) today announced the executive team that will lead the combined company following the close of the pending merger with Vectren Corporation (NYSE: VVC), which is expected in the first quarter of 2019.

As previously announced, at the closing of the merger CenterPoint Energy President and Chief Executive Officer Scott M. Prochazka will be appointed to the same role for the combined company. The combined company will be named CenterPoint Energy, headquartered in Houston and execute a unified business strategy focused on the safe and reliable delivery of electricity, natural gas and related services to customers.

“This talented and experienced group of leaders is uniquely qualified to drive value for our shareholders, customers, employees and communities, while enhancing growth opportunities for our businesses,” said CenterPoint Energy President and Chief Executive Officer Scott M. Prochazka. “I look forward to working alongside this team to further advance our vision to lead the nation in delivering energy, service and value.”

The following leaders will be members of the company’s executive leadership team, reporting to Prochazka as of the close of the transaction. Unless otherwise noted, the leaders will be based in Houston.

Tracy Bridge, currently CenterPoint Energy’s executive vice president and president, Electric Division, will lead the company’s Texas electric utility business. He will be responsible for electric transmission, distribution, electric engineering and power delivery solutions in the greater Houston area. Bridge will also oversee the company’s technology operations and enterprise-wide safety and training programs.

Lynnae K. Wilson, currently Vectren’s vice president, Energy Delivery, will lead the company’s Indiana electric utility business. She will be responsible for power generation operations and construction, transmission and distribution operations, electric engineering, Midwest Independent System Operator (MISO) and wholesale power marketing, key account management, and integrated resource planning. Wilson will be based in Evansville, Ind.

Scott E. Doyle, currently CenterPoint Energy’s senior vice president, Natural Gas Distribution, will lead the company’s natural gas utility business. He will be responsible for the company’s eight-state natural gas operations utility footprint, natural gas supply, natural gas engineering, and operations support. In addition, Doyle will oversee the enterprise customer organization, including utility sales and marketing. He will be based in Evansville, Ind.

Joseph (Joe) J. Vortherms, currently senior vice president of CenterPoint Energy Services, will lead the company’s competitive businesses, including natural gas supply and sales, commercial development and marketing, and Vectren’s Miller Pipeline, Minnesota Limited and Energy Systems Group.

Dana O’Brien, currently CenterPoint Energy’s senior vice president and general counsel, will lead the company’s legal organization. She will be responsible for regulatory and government affairs, corporate and securities, litigation, audit, corporate responsibility, the corporate secretary role, and ethics, compliance and privacy. O’Brien will also have oversight of environmental and claims.

Sue Ortenstone, currently CenterPoint Energy’s senior vice president and chief human resources officer, will lead the company’s human resources organization. She will have responsibility for talent, compensation and benefits, labor relations, and enterprise communications and community relations. Ortenstone will also have oversight of facilities and security, as well as the charitable foundation.

Kenneth (Kenny) Mercado, currently CenterPoint Energy’s integration officer, will serve as the company’s integration lead. He will lead the company’s integration implementation, including process improvement, change leadership, the technology integration management office, and strategic sourcing and purchasing.

The company also announced that William (Bill) D. Rogers, currently CenterPoint Energy’s executive vice president and chief financial officer, plans to retire for personal and family reasons. He will remain in his current role through the first quarter of 2019 to help ensure a seamless closing of the pending merger and transition to his successor.

“I want to thank Bill for his invaluable contributions and commitment to CenterPoint Energy,” said Prochazka. “He has been a valued member of the executive leadership team and played an instrumental role in driving our strategy to advance functional excellence within the finance organization and grow our businesses as we strive to better serve our customers’ needs. Bill also played a key role in our pending merger with Vectren. Thanks to Bill’s leadership and dedication, CenterPoint Energy is well positioned for the future.”

In preparation for the completion of the merger, CenterPoint Energy and Vectren continue to work on integration planning. Until the close of the transaction, CenterPoint Energy and Vectren will operate as two separate companies under their current leadership structures.

CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and energy services operations. The company serves more than five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma and Texas. The company also owns 54.0 percent of the common units representing limited partner interests in Enable Midstream Partners, a publicly traded master limited partnership it jointly controls with OGE Energy Corp. Enable Midstream Partners owns, operates and develops natural gas and crude oil infrastructure assets. With more than 8,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, please visit www.CenterPointEnergy.com.

Forward-Looking Statement

The statements in this press release contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this press release are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to: (1) CenterPoint Energy’s proposed acquisition of Vectren, (2) CenterPoint Energy’s post-merger leadership team and timing of any leadership changes and (3) the completion and expected timing of completion of the proposed transactions.

Risks Related to the Merger

Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to:

(1) the risk that CenterPoint Energy or Vectren may be unable to obtain regulatory approvals required for the proposed transactions, or that required regulatory approvals or agreements with other parties interested therein may delay the proposed transactions or may be subject to or impose adverse conditions or costs, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transactions or could otherwise cause the failure of the proposed transactions to close, (3) the risk that a condition to the closing of the proposed transactions or the committed financing may not be satisfied, (4) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the proposed transactions, (5) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Vectren that could interfere with the proposed transactions, (6) the timing to consummate the proposed transactions, (7) the costs incurred to consummate the proposed transactions, (8) the possibility that the expected cost savings, synergies or other value creation from the proposed transactions will not be realized, or will not be realized within the expected time period, (9) the risk that the companies may not realize fair values from properties that may be required to be sold in connection with the merger, (10) the credit ratings of the companies following the proposed transactions, (11) disruption from the proposed transactions making it more difficult to maintain relationships with customers, employees, regulators or suppliers, and (12) the diversion of management time and attention on the proposed transactions.

Risks Related to CenterPoint Energy

Important factors related to CenterPoint Energy, its affiliates, and its and their operations that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to: (1) the performance of Enable Midstream Partners, LP (Enable), the amount of cash distributions CenterPoint Energy receives from Enable, Enable’s ability to redeem the Series A Preferred Units in certain circumstances and the value of CenterPoint Energy’s interest in Enable, and factors that may have a material impact on such performance, cash distributions and value, including factors such as: (A) competitive conditions in the midstream industry, and actions taken by Enable’s customers and competitors, including the extent and timing of the entry of additional competition in the markets served by Enable; (B) the timing and extent of changes in the supply of natural gas and associated commodity prices, particularly prices of natural gas and natural gas liquids (NGLs), the competitive effects of the available pipeline capacity in the regions served by Enable, and the effects of geographic and seasonal commodity price differentials, including the effects of these circumstances on re-contracting available capacity on Enable’s interstate pipelines; (C) the demand for crude oil, natural gas, NGLs and transportation and storage services; (D) environmental and other governmental regulations, including the availability of drilling permits and the regulation of hydraulic fracturing; (E) recording of non-cash goodwill, long-lived asset or other than temporary impairment charges by or related to Enable; (F) changes in tax status; (G) access to debt and equity capital; and (H) the availability and prices of raw materials and services for current and future construction projects; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand, including the effects of energy efficiency measures and demographic patterns;

(3) timely and appropriate rate actions that allow recovery of costs and a reasonable return on investment; (4) future economic conditions in regional and national markets and their effect on sales, prices and costs; (5) weather variations and other natural phenomena, including the impact of severe weather events on operations and capital; (6) state and federal legislative and regulatory actions or developments affecting various aspects of CenterPoint Energy’s and Enable’s businesses, including, among others, energy deregulation or re-regulation, pipeline integrity and safety and changes in regulation and legislation pertaining to trade, health care, finance and actions regarding the rates charged by our regulated businesses; (7) tax reform and legislation, including the effects of the comprehensive tax reform legislation informally referred to as the TCJA and uncertainties involving state commissions’ and local municipalities’ regulatory requirements and determinations regarding the treatment of excess deferred taxes and CenterPoint Energy’s rates; (8) CenterPoint Energy’s ability to mitigate weather impacts through normalization or rate mechanisms, and the effectiveness of such mechanisms; (9) the timing and extent of changes in commodity prices, particularly natural gas, and the effects of geographic and seasonal commodity price differentials; (10) problems with regulatory approval, construction, implementation of necessary technology or other issues with respect to major capital projects that result in delays or in cost overruns that cannot be recouped in rates; (11) local, state and federal legislative and regulatory actions or developments relating to the environment, including those related to global climate change; (12) the impact of unplanned facility outages; (13) any direct or indirect effects on CenterPoint Energy’s facilities, operations and financial condition resulting from terrorism, cyber-attacks, data security breaches or other attempts to disrupt CenterPoint Energy’s businesses or the businesses of third parties, or other catastrophic events such as fires, earthquakes, explosions, leaks, floods, droughts, hurricanes, pandemic health events or other occurrences; (14) CenterPoint Energy’s ability to invest planned capital and the timely recovery of CenterPoint Energy’s investment in capital; (15) CenterPoint Energy’s ability to control operation and maintenance costs; (16) actions by credit rating agencies; (17) the sufficiency of CenterPoint Energy’s insurance coverage, including availability, cost, coverage and terms; (18) the investment performance of CenterPoint Energy’s pension and postretirement benefit plans; (19) commercial bank and financial market conditions, CenterPoint Energy’s access to capital, the cost of such capital, and the results of CenterPoint Energy’s financing and refinancing efforts, including availability of funds in the debt capital markets; (20) changes in interest rates and their impact on CenterPoint Energy’s costs of borrowing and the valuation of its pension benefit obligation; (21) changes in rates of inflation; (22) inability of various counterparties to meet their obligations to CenterPoint Energy; (23) non-payment for CenterPoint Energy’s services due to financial distress of its customers; (24) the extent and effectiveness of CenterPoint Energy’s risk management and hedging activities, including, but not limited to, its financial and weather hedges; (25) timely and appropriate regulatory actions allowing securitization for any future hurricanes or natural disasters or other recovery of costs, including costs associated with Hurricane Harvey; (26) CenterPoint Energy’s or Enable’s potential business strategies and strategic initiatives, including restructurings, joint ventures and acquisitions or dispositions of assets or businesses (including a reduction of CenterPoint Energy’s interests in Enable, whether through its decision to sell all or a portion of the Enable common units it owns in the public equity markets or otherwise, subject to certain limitations), which CenterPoint Energy cannot assure will be completed or will have the anticipated benefits to it or Enable; (27) acquisition and merger activities involving CenterPoint Energy or its competitors; (28) CenterPoint Energy’s or Enable’s ability to recruit, effectively transition and retain management and key employees and maintain good labor relations; (29) the ability of GenOn Energy, Inc. (formerly known as RRI Energy, Inc., Reliant Energy and RRI), a wholly-owned subsidiary of NRG Energy, Inc. (NRG), and its subsidiaries, currently the subject of bankruptcy proceedings, to satisfy their obligations to CenterPoint Energy, including indemnity obligations; (30) the outcome of litigation; (31) the ability of retail electric providers (REPs), including REP affiliates of NRG and Vistra Energy Corp., formerly known as TCEH Corp., to satisfy their obligations to CenterPoint Energy and its subsidiaries; (32) changes in technology, particularly with respect to efficient battery storage or the emergence or growth of new, developing or alternative sources of generation; (33) the timing and outcome of any audits, disputes and other proceedings related to taxes; (34) the effective tax rates; and (35) the effect of changes in and application of accounting standards and pronouncements.

Risks Related to Vectren

Important factors related to Vectren, its affiliates, and its and their operations that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to:

(1) factors affecting utility operations such as unfavorable or unusual weather conditions; catastrophic weather-related damage; unusual maintenance or repairs; unanticipated changes to coal and natural gas costs; unanticipated changes to gas transportation and storage costs, or availability due to higher demand, shortages, transportation problems or other developments; environmental or pipeline incidents; transmission or distribution incidents; unanticipated changes to electric energy supply costs, or availability due to demand, shortages, transmission problems or other developments; or electric transmission or gas pipeline system constraints, (2) new or proposed legislation, litigation and government regulation or other actions, such as changes in, rescission of or additions to tax laws or rates, pipeline safety regulation and environmental laws and regulations, including laws governing air emissions, carbon, waste water discharges and the handling and disposal of coal combustion residuals that could impact the continued operation, and/or cost recovery of generation plant costs and related assets; compliance with respect to these regulations could substantially change the operation and nature of Vectren’s utility operations, (3) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, terrorist acts, physical attacks, cyber attacks, or other similar occurrences could adversely affect Vectren’s facilities, operations, financial condition, results of operations, and reputation, (4) approval and timely recovery of new capital investments related to the electric generation transition plan, including timely approval to build and own generation, ability to meet capacity requirements, ability to procure resources needed to build new generation at a reasonable cost, ability to appropriately estimate costs of new generation, the effects of construction delays and cost overruns, ability to fully recover the investments made in retiring portions of the current generation fleet, scarcity of resources and labor, and workforce retention, development and training, (5) increased competition in the energy industry, including the effects of industry restructuring, unbundling, and other sources of energy, (6) regulatory factors such as uncertainty surrounding the composition of state regulatory commissions, adverse regulatory changes, unanticipated changes in rate-setting policies or procedures, recovery of investments and costs made under regulation, interpretation of regulatory-related legislation by the Indiana Utility Regulatory Commission and/or Public Utilities Commission of Ohio and appellate courts that review decisions issued by the agencies, and the frequency and timing of rate increases, (7) financial, regulatory or accounting principles or policies imposed by the Financial Accounting Standards Board; the SEC; the Federal Energy Regulatory Commission; state public utility commissions; state entities which regulate electric and natural gas transmission and distribution, natural gas gathering and processing, electric power supply; and similar entities with regulatory oversight, (8) economic conditions including the effects of inflation, commodity prices, and monetary fluctuations, (9) economic conditions, including increased potential for lower levels of economic activity; uncertainty regarding energy prices and the capital and commodity markets; volatile changes in the demand for natural gas, electricity, and other nonutility products and services; economic impacts of changes in business strategy on both gas and electric large customers; lower residential and commercial customer counts; variance from normal population growth and changes in customer mix; higher operating expenses; and reductions in the value of investments, (10) volatile natural gas and coal commodity prices and the potential impact on customer consumption, uncollectible accounts expense, unaccounted for gas and interest expense, (11) volatile oil prices and the potential impact on customer consumption and price of other fuel commodities, (12) direct or indirect effects on Vectren’s business, financial condition, liquidity and results of operations resulting from changes in credit ratings, changes in interest rates, and/or changes in market perceptions of the utility industry and other energy-related industries, (13) the performance of projects undertaken by Vectren’s nonutility businesses and the success of efforts to realize value from, invest in and develop new opportunities, including but not limited to, Vectren Infrastructure Services Company, Vectren Energy Services Company, and remaining ProLiance Holdings, LLC assets, (14) factors affecting Infrastructure Services, including the level of success in bidding contracts; fluctuations in volume and mix of contracted work; mix of projects received under blanket contracts; unanticipated cost increases in completion of the contracted work; funding requirements associated with multiemployer pension and benefit plans; changes in legislation and regulations impacting the industries in which the customers served operate; the effects of weather; failure to properly estimate the cost to construct projects; the ability to attract and retain qualified employees in a fast growing market where skills are critical; cancellation and/or reductions in the scope of projects by customers; credit worthiness of customers; ability to obtain materials and equipment required to perform services; and changing market conditions, including changes in the market prices of oil and natural gas that would affect the demand for infrastructure construction, (15) factors affecting Energy Services, including unanticipated cost increases in completion of the contracted work; changes in legislation and regulations impacting the industries in which the customers served operate; changes in economic influences impacting customers served; failure to properly estimate the cost to construct projects; risks associated with projects owned or operated; failure to appropriately design, construct, or operate projects; the ability to attract and retain qualified employees; cancellation and/or reductions in the scope of projects by customers; changes in the timing of being awarded projects; credit worthiness of customers; lower energy prices negatively impacting the economics of performance contracting business; and changing market conditions, (16) employee or contractor workforce factors including changes in key executives, collective bargaining agreements with union employees, aging workforce issues, work stoppages, or pandemic illness, (17) risks associated with material business transactions such as acquisitions and divestitures, including, without limitation, legal and regulatory delays; the related time and costs of implementing such transactions; integrating operations as part of these transactions; and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions, and (18) costs, fines, penalties and other effects of legal and administrative proceedings, settlements, investigations, claims, including, but not limited to, such matters involving compliance with federal and state laws and interpretations of these laws.

The foregoing list of factors is not all-inclusive because it is not possible to predict all factors, and any and all differences between the risk factors under the headings “Risks Related to CenterPoint Energy” or “Risks Related to Vectren,” except where context dictates otherwise, are not intended to be, and should not be read as, a representation, warranty, statement, affirmation or acknowledgement of any kind by CenterPoint Energy, Vectren or their respective affiliates that any risk factors present under one heading, but absent under the other, are not potential risk factors for CenterPoint Energy or Vectren, or their respective affiliates, as applicable. Furthermore, it may not be possible to assess the impact of any such factor on CenterPoint Energy’s or Vectren’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Additional risks and uncertainties will be discussed in other materials that CenterPoint Energy and Vectren will file with the SEC in connection with the proposed transactions. Other risk factors are detailed from time to time in CenterPoint Energy’s and Vectren’s annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, but any specific factors that may be provided should not be construed as exhaustive. Each forward-looking statement speaks only as of the date of the particular statement. While we believe these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, we undertake no obligation to update or revise any of our forward-looking statements whether as a result of new information, future events or otherwise.

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